Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Summer Infant, Inc. (the “Company”) on Form 10-Q/A for the period ending September 30, 2008 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I Jason Macari, Chief Executive Officer of the Company, certify pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.               The Report fully complies with the requirements of section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason Macari
Jason Macari	November 19, 2008
Chief Executive Officer